                            FIRST AMENDMENT TO LEASE


         THIS FIRST AMENDMENT TO LEASE ("Amendment") is made on this 8th day of May, 1997, by and between BALA PLAZA, INC., a Delaware corporation ("Landlord"), and PHILADELPHIA CONSOLIDATED HOLDING CORP., a Pennsylvania corporation ("Tenant").

                                   BACKGROUND

         A. The Prudential Insurance Company of America ("Prudential") and Tenant entered into a certain Lease, dated as of August, 1995 (the "Lease"), pursuant to which Prudential leased to Tenant approximately 16,880 rentable square feet of space on the first floor and 3,550 rentable square feet of space on the lower level (the "Premises") of the building known as One Bala Plaza ("Building") and upon lands located in Bala Cynwyd, Lower Merion Township, Montgomery County, Pennsylvania (the "Property"). The Premises are more fully described in the Lease. Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Lease.

         B. Landlord heretofore succeeded to the right, title and interest of Prudential in and to the Building and the Property, and all of Prudential's right, title and interest as the "Landlord" under the Lease was assigned to Landlord.

         C. Subject to the conditions set forth in this Amendment, Landlord and Tenant desire to amend the Lease to, among other things, (i) expand the Premises by adding thereto approximately 2,210 rentable square feet of space located on the first floor of the Building, shown outlined and hatched in black on the Floor plan attached hereto as Exhibit A (the "Additional Space"), (ii) provide for the performance by Landlord of certain improvements to the Additional Space,
(iii) adjust the annual Base Rent payable by Tenant under the Lease, and (iv) adjust Tenant's Percentage.

         NOW, THEREFORE, in consideration of the mutual covenants and conditions herein set forth and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

         1. Demise of Additional Space. Landlord hereby leases, demises and lets unto Tenant the Additional Space, and Tenant hereby takes and hires the Additional Space from Landlord, for the period commencing on the later date ("Additional Space Commencement Date") to occur of (a) August 1, 1997 or (b) the second business day after the date that the improvements to the Additional Space to be made by Landlord pursuant to Section 3 of this Amendment are Substantially Completed (defined below), and terminating on February 28, 2003, being the scheduled expiration date of the term of the Lease. As used herein, the term "Substantially Completed" shall mean (i) that state of completion which will enable Tenant to reasonably utilize the Additional Space for the conduct of its ordinary business, even though certain work remains to be completed by Landlord, without unreasonable interruption or disruption of Tenant's business, and (ii) any required approvals shall have been issued by the appropriate governmental agencies.

         Landlord and Tenant agree that effective on the Additional Space Commencement Date, the Additional Space shall be (A) added to the Premises, which shall comprise an aggregate of approximately 22,640 rentable square feet, and (B) governed by all of the provisions of the Lease, as amended hereby.

         2. Adjustment of Annual Base Rent and Additional Rent.

                  (a) Effective on the Additional Space Commencement Date and continuing through the expiration date of the term of the Lease, Tenant shall pay Landlord annual Base Rent and monthly installments thereof for the Additional Space as follows:

                             Annual                Monthly              Base Rent
Period                       Base Rent             Base Rent            Per RSF
------                       ---------             ---------            -------
Additional Space
Commencement Date
 to 02/28/98                 $48,620.00            $4,051.67            $22.00
03/01/98-02/28/99            $49,725.00            $4,143.75            $22.50
03/01/99-02/28/00            $50,830.00            $4,235.83            $23.00
03/01/00-02/28/01            $51,935.00            $4,327.92            $23.50
03/01/01-02/28/02            $53,040.00            $4,420.00            $24.00
03/01/02-02/28/03            $54,145.00            $4,512.08            $24.50

Accordingly, effective on the Additional Space Commencement Date and continuing through the expiration date of the term of the Lease, Tenant shall pay Landlord annual Base Rent and monthly installments thereof for the entire Premises (including the Additional Space) as follows:

                             Annual                Monthly              Base Rent
Period                       Base Rent             Base Rent            Per RSF
------                       ---------             ---------            -------
Additional Space
Commencement Date
  to 02/28/98                $381,730.00           $31,810.83           $16.86
03/01/98-02/28/99            $382,835.00           $31,902.92           $16.91
03/01/99-02/28/00            $383,940.00           $31,995.00           $16.96
03/01/00-02/28/01            $385,045.00           $32,087.08           $17.01
03/01/01-02/28/02            $386,150.00           $32,179.17           $17.06
03/01/02-02/28/03            $387,255.00           $32,271.25           $17.10

                  (b) Effective on the Additional Space Commencement Date and continuing through the expiration date of the term of the Lease, Tenant shall pay to Landlord additional rent with respect to the Additional Space, including without limitation additional rent under Article 5 of the Lease. For that the purpose, (i) the Base Year under paragraph 5(c)(i) of the Lease shall remain the 1995 calendar year through the expiration date of the term of the Lease, and
(ii) Tenant's Percentage under paragraph 5(c)(iii) shall be increased from 5.593% to 6.198% effective on the Additional Space Commencement Date and continuing through the expiration date of the term of the Lease.

         Notwithstanding any provisions of this Amendment to the contrary, if the improvements to the Additional Space to be made by Landlord pursuant to
Section 3 of this Amendment are not Substantially Completed by August 1, 1997 because of any action by Tenant including, but not limited to, the failure by Tenant to deliver Tenant's Drawings (defined in Section 3 hereof) to Landlord on or before May 15, 1997, Tenant's obligation to pay annual Base Rent and additional rent (including, without limitation, additional rent under Article 5 of the Lease) with respect to the Additional Space (as detailed in this Section
2) shall begin to accrue on August 1, 1997 as if the delay had not occurred.

         3. Improvement of Additional Space. At Landlord's expense, up to a maximum of $44,200.00 ("Landlord's Additional Space Improvement Allowance"), Landlord shall construct and improve the Additional Space in Landlord's Building standard manner, in accordance with (i) Tenant's interior design drawings ("Tenant's Drawings"), (ii) final plans and specifications for such construction and improvement, to be prepared by Tenant's architect, McGillin Architecture (the "Plans and Specifications"), and (iii) mechanical and engineering drawings to be prepared based upon the Plans and Specifications, and at Landlord's expense (as part of Landlord's Additional Space Improvement Allowance) and shall be submitted to Landlord on or before May 15, 1997, time being of the essence. Landlord's Additional Space Improvement Allowance shall cover all design and construction costs and fees, including a 1.25% construction management fee, labor and materials, construction permits and reasonable overhead (collectively "Improvement Costs"). In the event the Improvement Costs of the design and construction of the Additional Space exceeds Landlord's Additional Space Improvement Allowance, then Tenant shall pay Landlord the entire amount of the excess, in lump sum, within ten (10) days after Landlord's billing therefor, together with an itemization of the Improvement Costs. Landlord and Tenant shall each have the right to approve the final construction cost set forth in the applicable construction contract(s) for the construction of the Additional Space.

         Except for the improvements to the Additional Space to be made by Landlord pursuant to this Section 3 of this Amendment, Tenant accepts the Additional Space in their "AS IS" condition as of the date of this Amendment. Tenant acknowledges that neither Landlord, nor Landlord's agents, representatives, employees, servants or attorneys have made any representations or promises, whether express or implied, concerning the condition of the Additional Space, and agrees that Landlord shall have no obligation to make any alterations or improvements to the Additional Space for or during the remainder of the term of the Lease, except for the improvements to be made by Landlord pursuant to this
Section 3.

         4. Conditions to Effectiveness. The Additional Space is currently leased by Landlord to Ann Langer, Jennifer Lapin and Gary Lutzky, individuals doing business as Global Vision (the "Current Tenant") under a lease (the "Current Tenant Lease") that is scheduled to expire on May 2, 1999. Landlord is currently negotiating a termination agreement with the Current Tenant pursuant to which, among other things, the term of the Current Tenant Lease would be terminated as soon as possible. Landlord and Tenant agree that notwithstanding any provision of this Amendment to the contrary, all rights and obligations of each of Tenant and Landlord under this Amendment are subject to the fulfillment or satisfaction of each of the following conditions: (a) the execution and delivery by Landlord and Current Tenant on or before September 1, 1997 of a mutually acceptable agreement pursuant to which the term of the Current Tenant Lease is terminated, and (b) the Current Tenant and all persons claiming any rights by or through the Current Tenant shall have vacated and surrendered the Additional Space to Landlord on or before September 1, 1997. Landlord shall give Tenant written notice of the fulfillment or satisfaction of such conditions within five (5) days after such fulfillment or satisfaction. Within ten (10) days after Tenant's receipt of such notice, Tenant shall pay to Landlord $6,219.36, representing certain sums owing by Current Tenant to Landlord under the Current Tenant Lease. The respective dates set forth in Sections 1, 2 and 3 of this Amendment were set based upon the assumption that the conditions set forth in this Section 4 would be fulfilled or satisfied by April 30, 1997; and if such conditions are not fulfilled or satisfied by that date, the respective dates set forth in Sections 1, 2 and 3 of this Amendment will have to be adjusted accordingly.

         5. Restatement of Certain Remedies. Paragraph 25(i) of the Lease is hereby amended and restated in their entirety as follows:

         "(i) CONFESSION OF JUDGMENT FOR MONETARY AMOUNTS.

         (a) TENANT HEREBY EXPRESSLY AUTHORIZES THE PROTHONOTARY, CLERK OR ANY ATTORNEY OF ANY COURT OF RECORD TO ACCEPT SERVICE OF PROCESS FOR, TO APPEAR FOR, AND TO CONFESS JUDGMENT AGAINST TENANT AND ALL PERSONS CLAIMING UNDER TENANT IN ANY AND ALL ACTIONS BROUGHT HEREUNDER BY LANDLORD AGAINST TENANT TO ENFORCE PAYMENT OF ANY SUMS OWING HEREUNDER BY TENANT TO LANDLORD (AS RENT, ACCELERATED RENT OR OTHERWISE), WITH FIVE PERCENT (5%) ADDED THERETO AS ATTORNEY'S COLLECTION FEE, WITHOUT ANY LIABILITY ON THE PART OF SAID ATTORNEY, FOR WHICH THIS LEASE SHALL BE SUFFICIENT WARRANT, AND TENANT AGREES THAT UPON THE ENTRY OF SUCH JUDGMENT FOR POSSESSION A WRIT OF EXECUTION OR OTHER APPROPRIATE PROCESS MAY ISSUE FORTHWITH (WITHOUT ANY PRIOR WRIT OR PROCEEDING WHATSOEVER).

         IN ANY SUCH ACTION, LANDLORD SHALL FIRST CAUSE TO BE FILED IN SUCH ACTION AN AFFIDAVIT MADE BY LANDLORD OR SOMEONE ACTING FOR IT SETTING FORTH FACTS NECESSARY TO AUTHORIZE THE ENTRY OF JUDGMENT, OF WHICH FACTS SUCH AFFIDAVIT SHALL BE CONCLUSIVE EVIDENCE, AND IF A TRUE COPY OF THIS LEASE BE FILED IN SUCH ACTION (AND OF THE TRUTH OF THE COPY SUCH AFFIDAVIT SHALL BE SUFFICIENT EVIDENCE), IT SHALL NOT BE NECESSARY TO FILE THE ORIGINAL AS A WARRANT OF ATTORNEY, ANY RULE OF COURT, CUSTOM OR PRACTICE TO THE CONTRARY NOTWITHSTANDING. TENANT AND ALL PERSONS CLAIMING UNDER TENANT HEREBY RELEASE LANDLORD FROM ANY CLAIMS ARISING FROM ANY ERRORS OR DEFECTS WHATSOEVER IN ENTERING SUCH ACTION OR JUDGMENT, IN CAUSING SUCH WRIT OF EXECUTION OR OTHER PROCESS TO BE ISSUED OR IN ANY PROCEEDING THEREON OR CONCERNING THE SAME, AND HEREBY AGREE THAT NO WRIT OF ERROR OR OBJECTION SHALL BE MADE OR TAKEN THERETO.

         THIS WARRANT OF ATTORNEY SHALL NOT BE EXHAUSTED BY ONE EXERCISE THEREOF, BUT JUDGMENT MAY BE CONFESSED FROM TIME TO TIME AS OFTEN AS OCCASION THEREFORE SHALL EXIST. SUCH POWERS MAY BE EXERCISED DURING AS WELL AS AFTER THE EXPIRATION OR TERMINATION OF THE TERM AND DURING AND AT ANY TIME AFTER ANY EXTENSION OR RENEWAL OF THE TERM OF THIS LEASE.

(b) CONFESSION OF JUDGMENT FOR POSSESSION. TENANT HEREBY EXPRESSLY AUTHORIZES THE PROTHONOTARY, CLERK OR ANY ATTORNEY OF ANY COURT OF RECORD TO ACCEPT SERVICE OF PROCESS FOR, TO APPEAR FOR, AND TO CONFESS JUDGMENT AGAINST TENANT AND ALL PERSONS CLAIMING UNDER TENANT IN ANY AND ALL ACTIONS BROUGHT HEREUNDER BY LANDLORD AGAINST TENANT TO RECOVER POSSESSION OF THE PREMISES (IN EJECTMENT OR OTHERWISE), WITHOUT ANY LIABILITY ON THE PART OF SAID ATTORNEY, FOR WHICH THIS LEASE SHALL BE SUFFICIENT WARRANT, AND TENANT AGREES THAT UPON THE ENTRY OF SUCH JUDGMENT FOR POSSESSION A WRIT OF POSSESSION OR OTHER APPROPRIATE PROCESS MAY ISSUE FORTHWITH (WITHOUT ANY PRIOR WRIT OR PROCEEDING WHATSOEVER).

         IN ANY SUCH ACTION, LANDLORD SHALL FIRST CAUSE TO BE FILED IN SUCH ACTION AN AFFIDAVIT MADE BY LANDLORD OR SOMEONE ACTING FOR IT SETTING FORTH FACTS NECESSARY TO AUTHORIZE THE ENTRY OF JUDGMENT, OF WHICH FACTS SUCH AFFIDAVIT SHALL BE CONCLUSIVE EVIDENCE, AND IF A TRUE COPY OF THIS LEASE BE FILED IN SUCH ACTION (AND OF THE TRUTH OF THE COPY SUCH AFFIDAVIT SHALL BE SUFFICIENT EVIDENCE), IT SHALL NOT BE NECESSARY TO FILE THE

         ORIGINAL AS A WARRANT OF ATTORNEY, ANY RULE OF COURT, CUSTOM OR PRACTICE TO THE CONTRARY NOTWITHSTANDING. TENANT AND ALL PERSONS CLAIMING UNDER TENANT HEREBY RELEASE LANDLORD FROM ANY CLAIMS ARISING FROM ANY ERRORS OR DEFECTS WHATSOEVER IN ENTERING SUCH ACTION OR JUDGMENT, IN CAUSING SUCH WRIT OF POSSESSION OR OTHER PROCESS TO BE ISSUED OR IN ANY PROCEEDING THEREON OR CONCERNING THE SAME, AND HEREBY AGREE THAT NO WRIT OF ERROR OR OBJECTION SHALL BE MADE OR TAKEN THERETO.

                  THIS WARRANT OF ATTORNEY SHALL NOT BE EXHAUSTED BY ONE EXERCISE THEREOF, BUT JUDGMENT MAY BE CONFESSED FROM TIME TO TIME AS OFTEN AS OCCASION THEREFORE SHALL EXIST. SUCH POWERS MAY BE EXERCISED DURING AS WELL AS AFTER THE EXPIRATION OR TERMINATION OF THE TERM AND DURING AND AT ANY TIME AFTER ANY EXTENSION OR RENEWAL OF THE TERM OF THIS LEASE.

         (c) THIS PARAGRAPH 25(i) SETS FORTH WARRANTS OF ATTORNEY FOR AN ATTORNEY TO CONFESS JUDGMENT AGAINST TENANT. IN GRANTING THESE WARRANTS OF ATTORNEY TO CONFESS JUDGMENT AGAINST TENANT, TENANT, FOLLOWING CONSULTATION WITH (OR DECISION NOT TO CONSULT WITH) SEPARATE COUNSEL FOR TENANT AND WITH KNOWLEDGE OF THE LEGAL EFFECT HEREOF, HEREBY KNOWINGLY, INTELLIGENTLY AND VOLUNTARILY WAIVES UNCONDITIONALLY ANY AND ALL RIGHTS TENANT HAS OR MAY HAVE TO PRE-JUDGMENT AND PRE-EXECUTION NOTICE AND AN OPPORTUNITY FOR HEARING UNDER THE RESPECTIVE CONSTITUTIONS AND LAWS OF THE UNITED STATES OF AMERICA, THE COMMONWEALTH OF PENNSYLVANIA, OR ELSEWHERE.

         TENANT SPECIFICALLY ACKNOWLEDGES THAT LANDLORD HAS RELIED ON THE WARRANTS OF ATTORNEY SET FORTH IN THIS PARAGRAPH 25(i) IN ENTERING INTO THIS LEASE WITH TENANT AND THAT THE LANDLORD-TENANT RELATIONSHIP CREATED HEREBY IS COMMERCIAL IN NATURE.

         (d) Landlord hereby agrees that so long as Philadelphia Consolidated Holding Corp., its parent, affiliate or subsidiary, is Tenant under this Lease, Landlord will not exercise the remedy under this paragraph 25(i)."

         6. Americans with Disabilities Act. In each case where the Lease requires Tenant to comply with all laws, statutes, ordinances, regulations, orders and requirements of all governmental authorities having jurisdiction over the Premises (or imposes a similar requirement), such requirement shall be deemed to include, without limitation, the Americans with Disabilities Act, 42 U.S.C. Section 1201 et seq., as amended, and any rules, regulations requirements and directives thereunder (collectively, the "ADA"). In particular, Tenant shall perform any alterations, additions or improvements pursuant to the Lease in compliance with the ADA.

                  7. Restatement of Address for Notices to Landlord. The address for notices to Landlord under the Lease, as set forth in Article 31 of the Lease, is hereby amended and restated in its entirety as follows:

                     "To Landlord:          Bala Plaza, Inc.
                                            c/o GSIC Realty Corporation
                                            255 Shoreline Drive
                                            Suite 600
                                            Redwood City, CA 94065
                                            Attention: Bala Plaza Asset Manager

                     with a copy to:        Premisys Real Estate Services, Inc.
                                            One Bala Plaza
                                            Suite 501
                                            Bala Cynwyd, PA 19004
                                            Attention: Property Manager

                     and a copy to:         Tower Realty Management Corporation
                                            120 Gibraltar Road - Suite 210
                                            Horsham, PA 19044
                                            Attention: General Manager"

                  8. Brokers. Tenant represents and warrants that Tenant has not dealt with any broker, agent, finder or other person in connection with the negotiation for or the obtaining of this Amendment, and that no broker, agent, finder or other person brought about the transaction contemplated by this Lease, other than Premisys Real Estate Services, Inc. and EBI Commercial. Tenant shall indemnify, defend and hold Landlord harmless from and against any and all claims, lawsuits, liabilities, damages and costs, including attorneys' fees, incurred by Landlord by reason of any breach of the foregoing warranty. Landlord shall pay Premisys Real Estate Services, Inc. and EBI Commercial their respective commissions earned in connection with this Amendment pursuant to separate agreements. Landlord shall indemnify, defend and hold Tenant harmless from any claim of any other broker, agent, finder or other person with whom Landlord may have dealt in connection with this Amendment.

                  9. Ratification of Lease. Except as specifically modified by this Amendment, all of the provisions of the Lease are hereby ratified and confirmed to be in full force and effect, and shall remain in full force and effect, including, without limitation, all remedies reserved to

         Landlord, with which remedies Tenant hereby acknowledges complete familiarity, and which remedies are incorporated herein by reference as though set forth in their entirety.

                  10. Binding Effect. This Amendment shall be binding upon, and shall inure to the benefit of Landlord and Tenant and their respective permitted successors and assigns.

                  11. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

                  IN WITNESS WHEREOF, Landlord and Tenant have caused this Amendment to be executed by their respective duly authorized officers as of the day and year first above written.

                                           BALA PLAZA, INC.

                                           By: /s/ Joe Grubb
                                               ---------------------------
                                               Name: Joe Grubb
                                               Its: Authorized Signatory

         (Corporate Seal)                  Attest: /s/ Peter Stufall
                                                  ------------------------
                                               Name:
                                               Its: Authorized Signatory


                                           PHILADELPHIA CONSOLIDATED HOLDING
                                             CORP.

                                           By: /s/ James J. Maguire
                                               -----------------------
                                               Name:
                                               Title:


         (Corporate Seal)                  Attest: /s/ Betty Ann Angelastro
                                                   ------------------------
                                                   Name:
                                                   Title:

                                  EXHIBIT "A"


ONE BALA PLAZA                                                 DEMISED AREA PLAN
                                                                     FIRST FLOOR


[GRAPHIC OF FLOORPLAN]


KEY                                                                 May 17, 1996

NON-RENTABLE AREA
AREA NOT INCLUDED IN CALCULATIONS
RIGHT OF FIRST OFFER
BUILDING/PROJECT COMMON AREA
FLOOR COMMON AREA
RIGHT OF SECOND OFFER
TENANT PREMISES USEABLE AREA
FLEXIBLE USEABLE AREA
RIGHT OF FIRST REFUSAL



[SPACE DESIGN INCORPORATED LOGO]
ARCHITECTS
PLANNERS
INTERIOR DESIGNERS

210 West Washington Square
Philadelphia, Pennsylvania 19106 9711
215 592 7070 Fax 215 592 9527